                                                                   EXHIBIT 10(o)

                            INTERCOMPANY AGREEMENT

     THIS INTERCOMPANY AGREEMENT (the "Agreement") is made and entered into as of the 12th day of October, 1999, among RRF Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), InnSuites Hotels, Inc., a Nevada corporation ("InnSuites Lessee"), and InnSuites Innternational Hotels, Inc., a Nevada corporation ("InnSuites Management") (InnSuites Lessee and InnSuites Management sometimes being collectively referred to herein as the "Tenants").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, InnSuites Hospitality Trust, an Ohio real estate investment trust ("InnSuites Trust"), owns, directly or indirectly, an approximate 42.5 percent general partnership in the Operating Partnership;

     WHEREAS, the Operating Partnership may in certain circumstances determine that it is precluded from pursuing, or is limited in the manner in which it pursues, various business opportunities due to the status of InnSuites Trust as a real estate investment trust ("REIT") under sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS, InnSuites Lessee is a corporation formed for the purposes of, among other things, to be a lessee of real estate owned by the Operating Partnership;

     WHEREAS, InnSuites Management is a recently created corporation that operates the real estate leased by InnSuites Lessee from the Operating Partnership, and was formed for the purposes of, among other things, becoming a lessee and/or operator of various types of assets, including real estate owned by the Operating Partnership and others; and

     WHEREAS, in light of the current operations of InnSuites Lessee and the purposes for which InnSuites Management was formed, the Operating Partnership, InnSuites Lessee, and InnSuites Management desire to enter into this Agreement in order to provide to each other a right of first opportunity and notification right with respect to certain investment opportunities available to each of them.

     NOW, THEREFORE, in consideration of the premises and mutual undertakings herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the undersigned parties hereby agree as follows:

     1. Definitions. Except as may be otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

          (a) "Company Affiliate" means any entity in which a majority of the beneficial ownership interests are owned by the Operating Partnership or by any entity controlled by, controlling or under common control with the Operating Partnership.

          (b) "Insider" means James F. Wirth or any senior officer or director of the Operating Partnership or of any entity controlled by, controlling or under common control with the Operating Partnership.

          (c) "REIT Opportunity" means a direct or indirect opportunity to invest in (i) real estate (including without limitation the opportunity to provide services related to real estate or to invest in a hotel property), real estate mortgages, real estate derivatives, or entities that invest primarily in or have a substantial portion of their assets in the aforementioned types of real estate assets, or (ii) any other investments which may be structured in a manner so as to be REIT-Qualified Investments (as hereinafter defined), as determined by the Operating Partnership in its sole discretion. The Operating Partnership shall have the right from time to time to provide written notice to InnSuites Management and InnSuites Lessee specifying certain criteria for a REIT Opportunity in addition to the criteria specified above in this definition of REIT Opportunity. Any such written notice from the Operating Partnership may be modified or canceled by written notice given by the Operating Partnership at any time. The definition of REIT Opportunity shall be modified as appropriate from time to time in accordance with any such written notices sent by the Operating Partnership.

          (d) "Tenant Opportunity" means the opportunity for InnSuites Lessee to become the lessee under a "master" lease arrangement of a property owned or subsequently acquired by the Operating Partnership if the Operating Partnership, in its sole discretion, determines that, consistent with the status of InnSuites Trust as a REIT, the Operating Partnership is required to enter into such a "master" lease arrangement for such property, including without limitation a hotel or similar type of facility, so long as the Operating Partnership determines, in its sole discretion, that InnSuites Lessee, or an entity controlled by InnSuites Lessee, is qualified to be the lessee based on experience in the industry and financial and legal qualifications, provided that all determinations relating to both (i) the ability or inability of the Operating Partnership to pursue an opportunity or acquire assets and (ii) the necessity for the Operating Partnership to enter into a "master" lease arrangement for a property, shall be made by the Operating Partnership in its sole discretion. A Tenant Opportunity shall not include (1) a property which already has an existing "master" lessee as of the date of this Agreement (or, with respect to a property acquired subsequent to the date of this Agreement, which has an existing binding "master" lessee arrangement that predates the acquisition of the property by the Operating Partnership, provided that the Operating Partnership shall offer any such "master" lessee interest to InnSuites Lessee if the lessee interest subsequently becomes available), or (2) an opportunity in which the seller of the property (or any affiliate or designee of the seller) desires to enter into a "master" lease agreement with the Operating

     Partnership. InnSuites Lessee shall have the right from time to time to provide written notice to the Operating Partnership specifying certain criteria for a Tenant Opportunity in addition to the criteria specified above in this definition of Tenant Opportunity. Any such written notice from InnSuites Lessee may be modified or canceled by written notice given by InnSuites Lessee at any time. The definition of Tenant Opportunity shall be modified as appropriate from time to time in accordance with any such written notices sent by InnSuites Lessee.

          (e) "Operating Opportunity" means the opportunity for InnSuites Management to become the operator under an operating arrangement for any and all properties which are the subject of a "master" lease arrangement between the Operating Partnership and InnSuites Lessee pursuant to this Agreement. An Operating Opportunity shall not include a property which already has an existing operating arrangement as of the date of this Agreement (or, with respect to a property acquired subsequent to the date of this Agreement, which has an existing binding operating arrangement that predates the lease of the property by InnSuites Lessee, provided that InnSuites Lessee shall offer any such operating interest to InnSuites Management if the operating interest subsequently becomes available). InnSuites Management shall have the right from time to time to provide written notice to InnSuites Lessee specifying certain criteria for an Operating Opportunity in addition to the criteria specified above in this definition of Operating Opportunity. Any such written notice from InnSuites Management may be modified or canceled by written notice given by InnSuites Management at any time. The definition of Operating Opportunity shall be modified as appropriate from time to time in accordance with any such written notices sent by InnSuites Management.


     2.   Operating Partnership Right of First Opportunity; Notification Right.

          (a)  Right of First Opportunity.

               (i) During the term of this Agreement, if either of the Tenants develops a REIT Opportunity, or if any REIT Opportunity otherwise becomes available to them, such Tenant shall first offer such REIT Opportunity to the Operating Partnership. The offer shall be made by written notice from the appropriate Tenant to the Operating Partnership (the "REIT Opportunity Notice"), which REIT Opportunity Notice shall contain a detailed description of the material terms and conditions of the REIT Opportunity. The Operating Partnership shall have ten (10) days (the "REIT Opportunity Period") from the date of its receipt of the REIT Opportunity Notice to notify the appropriate Tenant in writing that it has accepted or rejected the REIT Opportunity. If the Operating Partnership does not so respond by the end of the REIT Opportunity Period, the Operating Partnership shall be deemed to have rejected the REIT Opportunity. If the Operating Partnership accepts a REIT Opportunity, but subsequently decides not to pursue such opportunity, or for any other reason fails to consummate the REIT Opportunity, the Operating Partnership shall immediately provide written notice that it is no longer pursuing such REIT Opportunity to both Tenants.

               (ii) If the Operating Partnership rejects a REIT Opportunity, or accepts such REIT Opportunity but thereafter provides, or is required by the provisions hereof to provide, written notice to both Tenants that it is no longer pursuing such REIT Opportunity, InnSuites Management shall, for a period of one year after the Operating Partnership Withdrawal Date (as hereinafter defined) (the "One-Year Period"), be entitled to acquire the REIT Opportunity (A) at a price and on terms and conditions that are not more favorable to InnSuites Management in any material respect than the price and terms and conditions set forth in the REIT Opportunity Notice relating to such REIT Opportunity, or (B) if the Operating Partnership, at any time after the REIT Opportunity Notice, negotiated a different price, terms, or conditions with the seller, then at a price, and on terms and conditions, that are not more favorable than such price and terms and conditions negotiated by the Operating Partnership with the seller. If InnSuites Management does not enter into a binding agreement to acquire the REIT Opportunity within the One-Year Period, InnSuites Lessee shall, for a period of one year following the expiration of the One-Year Period, be entitled to acquire the REIT Opportunity (A) at a price and on terms and conditions that are not more favorable to InnSuites Lessee in any material respect than the price and terms and conditions set forth in REIT Opportunity Notice relating to such REIT Opportunity, or (B) if the Operating Partnership or InnSuites Management, at any time after the REIT Opportunity Notice, negotiated a different price, terms, or conditions with the seller, then at a price, and on terms and conditions, that are not more favorable than such price and terms and conditions negotiated by the Operating Partnership or InnSuites Management with the seller. If neither InnSuites Management nor InnSuites Lessee enter into a binding agreement to acquire the REIT Opportunity within their respective allotted periods, or if the price and terms and conditions are more favorable to InnSuites Management or InnSuites Lessee in any material respect than the price and terms and conditions set forth in the REIT Opportunity Notice (or, if applicable, than the price and terms and conditions negotiated by the Operating Partnership with the seller subsequent to the REIT Opportunity Notice), InnSuites Management or InnSuites Lessee (as the case may be) shall again be required to comply with the procedures set forth above in Section 2(a)(i) if it desires to acquire such REIT Opportunity. The "Operating Partnership Withdrawal Date" means any one of the following dates, as applicable:
          (A) the date that the Operating Partnership notifies the appropriate Tenant that it has rejected the REIT Opportunity, (B) if the Operating Partnership does not respond to such Tenant regarding the REIT Opportunity, the expiration date of the Ten-Day Period, or (C) if the Operating Partnership accepts the REIT Opportunity but subsequently ceases to pursue the opportunity, the earlier of (i) thirty (30) days after the date on which the Operating Partnership ceases to pursue the REIT Opportunity or (ii) the date of receipt by such Tenant of written notice from the Operating Partnership that it is no longer pursuing the REIT Opportunity.

               (iii) Each of the Tenants agrees to use its commercially reasonable best efforts to assist the Operating Partnership in structuring and consummating any REIT Opportunity accepted by the Operating Partnership, on terms determined by the Operating Partnership (including without limitation structuring such investment opportunity as a "REIT-Qualified Investment," as hereinafter defined). A "REIT-Qualified Investment" means an investment, the income from which would qualify under the 95% gross income test set forth in section 856(c)(2) of the Code, the ownership of which would not cause a REIT to violate the asset limitations set forth in section 856(c)(5) of the Code, and which otherwise meets the federal income tax requirements applicable to REITs. Any expenses incurred that are directly related to structuring an investment as a REIT-Qualified Investment shall be borne solely by the Operating Partnership.

          (b) Notification Right. In the event that either of the Tenants develops or becomes aware of any investment opportunity during the term of this Agreement (other than a REIT Opportunity), and such Tenant is not interested in pursuing such opportunity, or the opportunity is otherwise unavailable to the Tenant, such Tenant shall immediately notify the Operating Partnership of such opportunity and provide to the Operating Partnership a copy of all written information, and a description of all material terms not set forth in writing, available to the Tenant concerning such opportunity.


     3. Operating Partnership Right of First Opportunity Following Tenant Acquisition of a REIT Opportunity

          (a) If either of the Tenants acquires a REIT Opportunity pursuant to the provisions of Section 2(a)(ii) of this Agreement and desires to sell, dispose, or otherwise transfer any portion of its interest in such REIT Opportunity within five (5) years of the acquisition of such REIT Opportunity (a "Disposition Opportunity"), such Tenant shall first offer such Disposition Opportunity to the Operating Partnership. The offer shall be made by written notice from the appropriate Tenant to the Operating Partnership (the "Disposition Opportunity Notice"). The Operating Partnership shall have thirty
(30) days (the "Thirty-Day Disposition Period") from the date of its receipt of the Disposition Opportunity Notice regarding such Disposition Opportunity to notify the appropriate Tenant in writing that it has accepted or rejected the Disposition Opportunity. If the Operating Partnership does not so respond by the end of the Thirty-Day Disposition Period, the Operating Partnership shall be deemed to have rejected the Disposition Opportunity. If the Operating Partnership accepts a Disposition Opportunity, but subsequently decides not to pursue such opportunity, or for any other reason fails to consummate such Disposition Opportunity, the Operating Partnership shall immediately provide written notice that it is no longer pursuing such Disposition Opportunity to the appropriate Tenant.

          (b) If the Tenant does not enter into a binding agreement to exercise the Disposition Opportunity within one year of the termination of the Thirty-Day Disposition Period, the Tenant shall again be required to comply with the procedures set forth above in Section 3(a) if it desires to exercise such Disposition Opportunity.

     4. Operating Partnership Option to Purchase Following Tenant Acquisition of a REIT Opportunity

          (a) If either of the Tenants acquires a REIT Opportunity pursuant to the provisions of Section 2(a)(ii) of this Agreement, such Tenant shall grant the Operating Partnership an option to acquire (an "Option") the property that was the subject of such REIT opportunity. The Operating Partnership may exercise an Option for an amount equal to the greater of (i) 90% of the value of an Option Property established by an appraisal conducted by a Member of the Appraisal Institute (MAI) (which appraisal shall be completed within sixty (60) days of the delivery of an exercise notice to the Operating Partnership), or
(ii) the sum of (A) the total cost to the Tenant to acquire such Option Property, (B) any interest charges or expenses incurred by the Tenant relating to, and during its ownership of, such Option Property, (C) any net operating losses incurred by the Tenant relating to its ownership of such Option Property, and (D) an annual return of ten percent (10%) computed on the equity invested by Tenant in the Option Property. The Operating Partnership shall have thirty (30) days (the "Thirty-Day Period") from the date of its receipt of the MAI appraisal report regarding such Option to notify the appropriate Tenant in writing that it has decided to proceed to acquire the Option Property. If the Operating Partnership does not so respond by the end of the Thirty-Day Period, the Operating Partnership shall be deemed to have rejected the Option.

          (b) An Option shall be exercisable until the earlier to occur of (i) three (3) years from the date of Tenant's acquisition of an Option Property, or
(ii) the prior disposition of such Option Property in accordance with the provisions of this Agreement.


     5.   InnSuites Lessee Right of First Opportunity for Tenant Opportunity.

          (a) From and after the date hereof, and throughout the remaining term of this Agreement, if the Operating Partnership develops a Tenant Opportunity, or if a Tenant Opportunity otherwise becomes available to the Operating Partnership, the Operating Partnership shall first offer such Tenant Opportunity to InnSuites Lessee. The offer shall be made by written notice from the Operating Partnership to InnSuites Lessee (the "Tennant Opportunity Notice"), which Tennant Opportunity Notice shall contain a detailed description of the material terms and conditions under which the Operating Partnership proposes to offer such Tenant Opportunity to InnSuites Lessee. The Operating Partnership shall thereafter provide or cause to be provided promptly to InnSuites Lessee such additional information relating to the Tenant Opportunity as InnSuites Lessee reasonably may request. For a period of thirty (30) days after the date that the Operating Partnership delivers the Tennant Opportunity Notice to InnSuites Lessee, the Operating Partnership and InnSuites Lessee shall negotiate with each other on an exclusive basis with respect to such Tenant Opportunity. If the Operating Partnership and InnSuites Lessee are unable to enter into a mutually satisfactory arrangement with respect to the Tenant Opportunity within such 30-day period, or if InnSuites Lessee indicates that it is not interested in pursuing such Tenant Opportunity (in which event InnSuites Lessee shall provide written notice to the Operating Partnership as soon as InnSuites Lessee decides against pursuing such opportunity), then the Operating Partnership shall be free for a period of one year after the expiration of such 30-day period to enter into a binding agreement with respect to such Tenant Opportunity with

InnSuites Management or any other party at a price and on terms and conditions that are not more favorable to the Operating Partnership in any material respect than the price and terms and conditions set forth in the Tennant Opportunity Notice relating to such Tenant Opportunity. If the Operating Partnership does not enter into a binding agreement with respect to such Tenant Opportunity within such one-year period, or if the price and terms and conditions are more favorable to the Operating Partnership in any material respect than the price and terms and conditions set forth in the Tennant Opportunity Notice relating to such tenant Opportunity, the Operating Partnership shall again be required to comply with the procedures set forth above in this Section 4(a) if it thereafter desires to pursue such Tenant Opportunity.

          (b) Notwithstanding anything to the contrary contained in this Agreement, (1) the Operating Partnership shall not be required to offer to InnSuites Lessee any Tenant Opportunity in connection with a proposed acquisition until a binding contract has been entered into with respect to such acquisition, and the consummation of any agreement between the Operating Partnership and InnSuites Lessee with respect to a Tenant Opportunity shall be subject to the actual closing of such acquisition by the Operating Partnership,
(2) the Operating Partnership shall have the right in its sole discretion to decide not to pursue, or to discontinue at any time pursuing, any investment opportunity, even if such opportunity, if pursued, would create a Tenant Opportunity, and (3) the Operating Partnership shall have no obligation to offer any opportunity other than a Tenant Opportunity to InnSuites Lessee.

          (c) InnSuites Lessee agrees to cooperate with the Operating Partnership in structuring all dealings with outside parties in connection with any Tenant Opportunity that InnSuites Lessee and the Operating Partnership agree to enter into pursuant to Section 4(a) above. InnSuites Lessee agrees to cooperate with the Operating Partnership in structuring any Tenant Opportunity with the Operating Partnership as a "REIT-Qualified Investment" for the Operating Partnership. The Operating Partnership shall have the right, in its sole discretion, to structure any investment as a REIT-Qualified Investment, even if such structuring prevents the Operating Partnership from creating a Tenant Opportunity for InnSuites Lessee.


     6.   InnSuites Management Right of First Opportunity for Operating
          Opportunity.

          (a) From and after the date hereof, and throughout the remaining term of this Agreement, if InnSuites Lessee develops an Operating Opportunity, or if an Operating Opportunity otherwise becomes available to InnSuites Lessee, InnSuites Lessee shall first offer such Operating Opportunity to InnSuites Management. The offer shall be made by written notice from InnSuites Lessee to InnSuites Management (the "Operating Opportunity Notice"), which Operating Opportunity Notice shall contain a detailed description of the material terms and conditions under which InnSuites Lessee proposes to offer such Operating Opportunity to InnSuites Management. InnSuites Lessee shall thereafter provide or cause to be provided promptly to InnSuites Management such additional information relating to the Operating Opportunity as InnSuites Management reasonably may request. For a period of thirty (30) days after the date that InnSuites Lessee delivers the Operating Opportunity Notice to InnSuites Management, InnSuites Lessee and InnSuites Management shall negotiate with each other on an exclusive basis with respect to such Operating Opportunity. If InnSuites Lessee and InnSuites

Management are unable to enter into a mutually satisfactory arrangement with respect to the Operating Opportunity within such 30-day period, or if InnSuites Management indicates that it is not interested in pursuing such Operating Opportunity (in which event InnSuites Management shall provide written notice to InnSuites Lessee as soon as InnSuites Management decides against pursuing such opportunity), then InnSuites Lessee shall be free for a period of one year after the expiration of such 30-day period to enter into a binding agreement with respect to such Operating Opportunity with any party at a price and on terms and conditions that are not more favorable to InnSuites Lessee in any material respect than the price and terms and conditions set forth in the Operating Opportunity Notice relating to such Operating Opportunity. If InnSuites Lessee does not enter into a binding agreement with respect to such Operating Opportunity within such one-year period, or if the price and terms and conditions are more favorable to InnSuites Lessee in any material respect than the price and terms and conditions set forth in the Operating Opportunity Notice relating to such Operating Opportunity, InnSuites Lessee shall again be required to comply with the procedures set forth above in this Section 5(a) if it thereafter desires to pursue such Operating Opportunity.

          (b) Notwithstanding anything to the contrary contained in this Agreement, (1) InnSuites Lessee shall not be required to offer to InnSuites Management any Operating Opportunity in connection with a proposed lease of any property until a binding contract has been entered into with respect to such property, and the consummation of any agreement between InnSuites Lessee and InnSuites Management with respect to a Operating Opportunity shall be subject to the actual lease of such property by InnSuites Lessee, (2) InnSuites Lessee shall have the right in its sole discretion to decide not to pursue, or to discontinue at any time pursuing, any lease opportunity, even if such opportunity, if pursued, would create an Operating Opportunity, and (3) InnSuites Lessee shall have no obligation to offer any opportunity other than an Operating Opportunity to InnSuites Management.

          (c) InnSuites Management agrees to cooperate with InnSuites Lessee in structuring all dealings with outside parties in connection with any Operating Opportunity that InnSuites Lessee and InnSuites Management agree to enter into pursuant to Section 5(a) above. InnSuites Management agrees to cooperate with InnSuites Lessee and the Operating Partnership in structuring any Operating Opportunity with InnSuites Lessee as a "REIT-Qualified Investment" for the Operating Partnership. The Operating Partnership shall have the right, in its sole discretion, to structure any investment as a REIT-Qualified Investment, even if such structuring prevents InnSuites Lessee from creating an Operating Opportunity for InnSuites Management.

     7.   General Terms and Conditions for Rights of First
          Opportunity/Notification Rights.

          (a) Unless waived or unless agreed to as part of an investment and/or lease, each party shall bear its own expenses with respect to any opportunity to which this Agreement is applicable, and each party agrees that it shall not be entitled to any compensation from the other party with respect to any such opportunity.

          (b) A party shall not be required to comply with the rights of first opportunity and notification requirements set forth in this Agreement during any period in which the other party or any Controlled Affiliate of such other party (as hereinafter defined) is in default of this Agreement or any other agreement entered into by the parties hereto or any of their Controlled Affiliates, if such default is material and remains uncured for fifteen days after receipt of notice thereof. A "Controlled Affiliate" of a party means any entity controlled by, controlling or under common control with such party.

          (c) Any opportunity which is offered to a party under this Agreement and rejected by such party may thereafter be offered to Insiders, subject to the reoffer provisions set forth in Sections 2(a)(ii), 3(b), 5(a), and 6(a) above.

          (d) Any opportunity which is offered to and accepted by the Operating Partnership under this Agreement may be entered into by or on behalf of the Operating Partnership or by any designee which is a Company Affiliate or Controlled Affiliate of the Operating Partnership. Any opportunity which is offered to and accepted by either of the Tenants under this Agreement may be entered into by or on behalf of such Tenant or by any designee which is a Controlled Affiliate of such Tenant.

          (e) All rights of first opportunity and notification rights set forth in this Agreement shall be subordinated to any seller consent and confidentiality requirements; no party shall be required to comply with the rights of first opportunity and notification rights set forth in this Agreement if such compliance would violate any seller consent or confidentiality requirements.

          (f) While it is the intention of the parties to align their businesses in accordance with the terms of this Agreement, each party shall act independently in its own best interests, and neither party shall be considered a partner or agent of the other party or to owe any fiduciary or other common law duties to the other party.

     8. Specific Performance. Each party hereto hereby acknowledges that the obligations undertaken by it pursuant to this Agreement are unique and that the other party hereto would likely have no adequate remedy at law if such party shall fail to perform its obligations hereunder, and such party therefor confirms that the other party's right to specific performance of the terms of this Agreement is essential to protect the rights and interests of the other party. Accordingly, in addition to any other remedies that a party hereto may have at law or in equity, such party shall have the right to have all obligations, covenants, agreements, and other provisions of this Agreement specifically performed by the other party hereto and the right to obtain a temporary restraining order or a temporary or permanent injunction to secure specific performance and to prevent a breach or threatened breach of this Agreement by the other party hereto. Each party submits to the jurisdiction of the courts of the State of Ohio for this purpose.

     9. Affiliates. Each party hereto shall cause all entities that are under its control to comply with the terms hereof. InnSuites Trust, by its signature below, hereby agrees that it shall comply with the terms of this Agreement applicable to the Operating Partnership.

     10. Term. The term of the Agreement shall commence as of the date first written above and shall terminate on January 31, 2009. Notwithstanding the foregoing, a party hereto may terminate this Agreement if the other party or any Controlled Affiliate of such other party is in default of this Agreement or any other agreement entered into by the parties hereto or any of their Controlled Affiliates, if such default is material and remains uncured for fifteen days after receipt of notice thereof.

     11.  Miscellaneous.

          (a) Notices. Notices shall be sent to the parties at the following addresses:

               RRF Limited Partnership (Operating Parthership)
               c/o InnSuites Hospitality Trust
               1625 E. Northern Avenue
               Suite 201
               Phoenix, Arizona 85020
               Attention: Executive Vice President
               Phone: 602-944-1500
               Facsimile: 602-678-0281

               with a copy to:
               James B. Aronoff, Esq.
               Thompson Hine & Flory LLP
               3900 Key Center
               127 Public Square
               Cleveland, Ohio 44114
               Phone: 216-566-5500
               Facsimile: 216-566-5800


               InnSuites Hotels, Inc. (InnSuites Lessee)
               1625 E. Northern Avenue
               Suite 201
               Phoenix, Arizona 85020
               Attention: President
               Phone: 602-944-1500
               Facsimile: 602-678-0281
               with a copy to:
               James W. Reynolds, Esq.
               Dillingham Cross, P.L.C.
               5080 North 40/th/ Street
               Suite 335
               Phoenix, Arizona 85018
               Phone: 602-468-1811
               Facsimile: 602-468-0442

               InnSuites Innternational Hotels, Inc. (InnSuites Management) 1625 E. Northern Avenue
               Suite 201
               Phoenix, Arizona 85020
               Attention: President
               Phone: 602-944-1500
               Facsimile: 602-678-0281

               with a copy to:
               James W. Reynolds, Esq.
               Dillingham Cross, P.L.C.
               5080 North 40/th/ Street
               Suite 335
               Phoenix, Arizona  85018
               Phone: 602-468-1811
               Facsimile: 602-468-0442


     Notices shall first be sent by facsimile, with confirming copy to be sent by certified mail, return receipt requested, Federal Express or comparable overnight delivery service. Notice will be deemed received on the fourth business day following deposit in U.S. mail or deposit with Federal Express or other delivery service. Any party to this Agreement may change its address for notice by giving written notice to the other party at the address and in accordance with the procedures provided above.

          (b) Reasonable and Necessary Restrictions. Each of the parties hereto hereby acknowledges and agrees that the restrictions, prohibitions and other provisions of this Agreement are reasonable, fair and equitable in scope, term and duration, are necessary to protect the legitimate business interests of the parties hereto and are a material inducement to the parties hereto to enter into the transactions described in and contemplated by the recitals hereto. Each party hereto covenants that it will not sue to challenge the enforceability of this Agreement or raise any equitable defense to its enforcement.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall not be assigned without the express written consent of each of the parties hereto. Notwithstanding the foregoing, this Agreement may be assigned without the consent of any party hereto in connection with any merger, consolidation, reorganization or other combination of a party with or into another entity where the party is not the surviving entity.

          (d) Amendments; Waivers. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless such change or waiver is specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

          (e) Choice of Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of Ohio, without regard to the principles of choice of law thereof.

          (f) Severability. In the event that one or more of the terms or provisions of this Agreement or the application thereof to any person(s) or in any circumstance(s) shall, for any reason and to any extent be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such court shall have the power, and hereby is directed, to substitute for or limit such invalid term(s), provision(s) or application(s) and to enforce such substituted or limited terms or provisions, or the application thereof. Subject to the foregoing, the invalidity, illegality or enforceability of any one or more of the terms or provisions of this Agreement, as the same may be amended from time to time, shall not affect the validity, legality or enforceability of any other term or provision hereof.

          (g) Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, between the parties hereto with respect to the subject matter hereof, so that no such external or separate agreement relating to the subject matter of this Agreement shall have any effect or be binding, unless the same is referred to specifically in this Agreement or is executed by the parties after the date hereof; and (ii) is not intended to confer upon any other person any rights or remedies hereunder, and shall not be enforceable by any party not a signatory to this Agreement.

          (h) Gender; Number. As the context requires, any word used herein in the singular shall extend to and include the plural, any word used in the plural shall extend to and include the singular and any word used in any gender or the neuter shall extend to and include each other gender or be neutral.

          (i) Headings. The headings of the sections hereof are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement or of any term or provision hereof.

          (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which together shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by one of its duly authorized corporate officers, as of the date first above written.

                                 RRF LIMITED PARTNERSHIP, a Delaware
                                 limited partnership

                                 By: InnSuites Hospitality Trust, an Ohio real
                                     estate investment trust, its sole general
                                     partner

                                 By: /s/ James F. Wirth
                                    -----------------------------------
                                      Name: James F. Wirth
                                           ----------------------------
                                      Title: President
                                            ---------------------------


                                 INNSUITES HOTELS, INC.,
                                 a Nevada corporation

                                 By: /s/ William Kidwell
                                    -----------------------------------
                                      Name: William Kidwell
                                           ----------------------------
                                      Title: President
                                            ---------------------------


                                 INNSUITES INNTERNATIONAL HOTELS,
                                 INC., a Nevada corporation

                                 By: /s/ James F. Wirth
                                    -----------------------------------
                                      Name: James F. Wirth
                                           ----------------------------
                                      Title: President
                                            ---------------------------

     The undersigned, the sole general partner of the Operating Partnership, hereby agrees to the restrictions imposed upon it pursuant to Section 7 of the Agreement.


                                 INNSUITES HOSPITALITY TRUST, an Ohio
                                 real estate investment trust


                                 By: /s/ James F. Wirth
                                    -----------------------------------
                                    Name: James F. Wirth
                                         ------------------------------
                                    Title: President
                                          -----------------------------